Exhibit 32.1



        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of UniPro Financial Services, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Harvey Judkowitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date:  March 1, 2005

                                   /s/ Harvey Judkowitz
                                   ------------------------------
                                   Harvey Judkowitz
                                   Chief Financial Officer
                                   (Principal Financial Officer)